UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) April 19, 2005
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                                Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                          0-27068                    56-43895
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:         (212) 980-4600
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135 East 57th Street, 15th Floor, New York, NY                  10022
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On April 19, 2005, Zanett, Inc. ("Zanett") announced that David McCarthy, CEO, will address attendees of the Financial Services Exchange Investment Conference (FSX) (www.fsxone.com) on April 24, 2005 at 10:05 am
(PST) at the Omni Hotel in Los Angeles.

      The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:  April 20, 2005                  By: /s/ Jack M. Rapport
                                       Jack M. Rapport
                                       Chief Financial Officer

                                Exhibit Index

99.1   Press Release